EXHIBIT 10.1
March 15, 2024
CURO GROUP HOLDINGS CORP.
200 w. Hubbard Street, 8th Flr
Chicago, IL 60654
Attention: Legal Department
Email: BeccaFox@curo.com; legaldept@curo.com

Re:    Amendment No. 1 to Waiver
Ladies and Gentlemen:
Reference is made to (i) the First Lien Credit Agreement, dated as of May 15, 2023 (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among CURO GROUP HOLDINGS CORP., a Delaware corporation (the “Borrower”), the other Guarantors party thereto, the lenders party thereto from time to time (the “Lenders”) and Alter Domus (US) LLC, as administrative agent and collateral agent (in such capacity, including any successor thereto, the “Administrative Agent”), and (ii) that certain Waiver, dated as of March 1, 2024, (the “Existing Waiver”; the Existing Waiver, as amended by this Amendment, is referred to herein as the “Waiver”), by and among Borrower, the Guarantors party thereto, the Lenders listed on the signature pages thereto constituting the Required Lenders under the Credit Agreement and the Administrative Agent. Any and all capitalized terms used in this amendment (this “Amendment”) which are defined in the Credit Agreement or the Waiver and which are not otherwise defined in this Amendment shall have the same meaning in this Amendment as set forth in the Credit Agreement and the Waiver, as applicable.
The parties hereto hereby amend the Waiver as follows: Section 1.1 of the Waiver is amended by replacing “March 18, 2024” in clause (a) with “March 25, 2024.”
Except as otherwise expressly provided herein, the Waiver is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof all references in the Waiver to “this Waiver”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Waiver shall mean the Waiver as amended and modified by this Amendment. This Amendment shall be effective only in the specific instances and for the specific purposes set forth herein and does not allow for any other or further departure from the terms and conditions of the Waiver or the Credit Agreement which terms and conditions shall remain in full force and effect. Each Loan Party hereby ratifies the Facility Documents to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of such Facility Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.
This Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions have been satisfied:
(a) the Administrative Agent shall have received duly executed counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and Lenders constituting the Required Lenders (“Consenting Lenders”); and
(b) all representations and warranties of the Borrower contained in the Waiver shall be true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects) as of the Amendment Effective Date (except for those

Amendment to First Lien Credit Agreement Waiver
representations and warranties expressly relating to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects on and as of such earlier date).
THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.
The statements contained in this Amendment shall be taken as the statements of Borrower and the Guarantors, and the Administrative Agent assumes no responsibility for their correctness. The Administrative Agent makes no representations as to the validity or sufficiency of this Amendment. Each of the parties hereto acknowledges and agrees that Alter Domus (US), LLC is executing this Amendment solely in its capacity as the Administrative Agent under the Credit Agreement pursuant to direction from the Lenders signatory hereto and not in its individual capacity. The Lenders hereby direct the Administrative Agent to execute and deliver this Amendment.
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Delivery of an executed counterpart of a signature page of this Waiver or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart of this Waiver. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.
This Amendment shall constitute a Facility Document under the terms of the Credit Agreement. This Amendment and the other Facility Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
The submission to jurisdiction, waiver of venue, service of process and waiver of jury trial provisions set forth in Section 9.06 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.
BORROWER:    CURO GROUP HOLDINGS CORP.

By: /s/ Douglas D. Clark
Name: Douglas D. Clark
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Waiver]

GUARANTORS: CURO FINANCIAL TECHNOLOGIES CORP.
CURO INTERMEDIATE HOLDINGS CORP.
CURO MANAGEMENT LLC
SOUTHERNCO, INC.
FIRST HERITAGE CREDIT, LLC
FIRST HERITAGE CREDIT OF ALABAMA, LLC
FIRST HERITAGE CREDIT OF LOUISIANA, LLC
FIRST HERITAGE CREDIT OF MISSISSIPPI, LLC
FIRST HERITAGE CREDIT OF SOUTH CAROLINA, LLC
FIRST HERITAGE CREDIT OF TENNESSEE, LLC
By: /s/ Douglas D. Clark
Name: Douglas D. Clark
Title: President

ENNOBLE FINANCE, LLC
By: Curo Intermediate Holdings Corp. Its: Sole Member By: /s/ Douglas D. Clark Name: Douglas D. Clark Title: President

[Signature Page to Amendment No. 1 to Waiver]

CURO VENTURES, LLC
ATTAIN FINANCE, LLC
AD ASTRA RECOVERY SERVICES, INC.
CURO COLLATERAL SUB, LLC
CURO CREDIT, LLC SOUTHERN FINANCE OF SOUTH CAROLINA, INC.
COVINGTON CREDIT, INC.
COVINGTON CREDIT OF GEORGIA, INC.
COVINGTON CREDIT OF ALABAMA, INC.
COVINGTON CREDIT OF TEXAS, INC.
HEIGHTS FINANCING HOLDING CO.
HEIGHTS FINANCE CORPORATION
HEIGHTS FINANCE CORPORATION
QUICK CREDIT CORPORATION
By: /s/ Gary L. Fulk Name: Gary L. Fulk Title: President

SOUTHERN FINANCE OF TENNESSEE, INC.
By: /s/ Gary L. Fulk Name: Gary L. Fulk Title: President and Chief Executive Officer

[Signature Page to Amendment No. 1 to Waiver]

    ALTER DOMUS (US) LLC,
ADMINISTRATIVE AGENT AND     as Administrative Agent and Collateral Agent
COLLATERAL AGENT:
By: _____________________
Name:
Title:

[Signature Page to Amendment No. 1 to Waiver]